Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill
Goodwill

8. Goodwill

Changes in the carrying amount of goodwill by segment for the years ended December 31, 2012 and 2013 are as follows:

			Real Estate
	Real Estate	Real Estate	Information
	Online	Brokerage	and Consulting
	Services	Services	Services	Total
	$	$	$	$
Balance as of January 1, 2012	40,152,022	3,509,326	5,667,004	49,328,352
Exchange rate translation	63,965	8,422	—	72,387
Balance as of December 31, 2012	40,215,987	3,517,748	5,667,004	49,400,739
Goodwill recognized upon acquisition	—	—	1,698,098	1,698,098
Exchange rate translation	394,633	106,569	—	501,202
Balance as of December 31, 2013	40,610,620	3,624,317	7,365,102	51,600,039

As of December 31, 2012
Goodwill, gross	458,038,291	3,517,748	5,667,004	467,223,043
Accumulated impairment charge	(417,822,304)	—	—	(417,822,304)
Goodwill, net	40,215,987	3,517,748	5,667,004	49,400,739

As of December 31, 2013
Goodwill, gross	458,432,924	3,624,317	7,365,102	469,422,343
Accumulated impairment charge	(417,822,304)	—	—	(417,822,304)
Goodwill, net	40,610,620	3,624,317	7,365,102	51,600,039

The Group utilized the income approach valuation method (Level 3) to compute the fair value of its reporting units. The key assumptions used in the income approach, which requires significant management judgment, include business assumptions, terminal value, and discount rate. Significant increases in discount rate or decrease in terminal value in isolation would result in a significantly lower fair value measurement.

A substantial portion of goodwill on the Group’s balance sheet relates to the acquisition of the Group’s online unit in 2009. Toward the end of the third quarter of 2011, China’s real estate market showed signs of further slowdown under the government’s continued restrictive policies and further credit tightening. The online unit started to slow down as developers became more pessimistic about increasing sales volume and more cautious with their advertising spending. The Group believed that this resulted in slower than previously expected growth for its online business over the next several years. In addition, CRIC experienced a 31% decline in its stock price from June 30, 2011 to September 30, 2011. These circumstances prompted management to perform an interim test to evaluate and test the fair value of the Group’s reporting units against their carrying amount on September 30, 2011. The Group applied a discount rate of 16.5% and terminal growth rate of 2% in estimating the fair value of the reporting unit. The Group concluded that the carrying amount of its real estate online services reporting unit was higher than its fair value and consequently recorded a one-time goodwill impairment charge of $417,822,304 during the third quarter of 2011.

Based on the impairment tests performed, there was no goodwill impairment as of December 31, 2012 and 2013. The Group recorded a goodwill impairment charge of $417,822,304, nil and nil for the years ended December 31, 2011, 2012 and 2013, respectively.